EXHIBIT 32 TO FORM 10-Q
                          (Section 1350 Certifications)



Exhibit      Page
  No.         No.       Description
-------      ----       ------------
 32.1        E-32.1    Certifying Statement of Cimetrix Chief Executive Officer
                       pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
 32.2        E-32.2    Certifying Statement of Cimetrix Chief Financial Officer
                       pursuant to Section 906 of the Sarbanes-Oxley Act of 2002





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                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     In connection with the Quarterly Report of Cimetrix, Incorporated (the "Company") on Form 10-Q for the period ending June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert
H. Reback, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Robert H. Reback
-------------------------------
Robert H. Reback
President and Chief Executive Officer
August 14, 2003



                                    -E-32.1-

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                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Cimetrix, Incorporated (the "Company") on Form 10-Q for the period ending June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Joe K. Johnson, Interim Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Joe K. Johnson
-----------------------
Joe K. Johnson
Interim Chief Financial Officer
August 14, 2003



                                    -E-32.2-

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